UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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Seagate Technology public limited company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 7, 2019

Dear Fellow Shareholder:

You are cordially invited to attend the Extraordinary General Meeting of Shareholders of Seagate Technology plc, which will be held at 9:30 a.m. local time on Thursday, April 25, 2019, at the InterContinental Hotel, Simmonscourt Road, Dublin 4, Ireland.

Details of the business to be presented at the meeting may be found in the Notice of Extraordinary General Meeting of Shareholders and the Proxy Statement accompanying this letter. At the meeting, we are asking you to approve the reduction of our Company capital to create additional distributable reserves. The creation of these additional reserves will allow the Company to maintain its ability to make future distributions to shareholders, including making dividend payments and effecting share redemptions and repurchases.

We hope you are planning to attend the meeting. Your vote is important. Whether or not you plan to attend the meeting, please submit your proxy as soon as possible so that your shares may be represented at the Extraordinary General Meeting of Shareholders of Seagate Technology plc.

On behalf of the Board of Directors of Seagate Technology plc, we thank you for your continued support.

Sincerely,

Stephen J. Luczo	William D. Mosley
Chairman of the Board	Chief Executive Officer and Director

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

The Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Seagate Technology plc (“Seagate” or the “Company”), a company incorporated under the laws of Ireland with its principal executive offices at 38/39 Fitzwilliam Square, Dublin 2, Ireland, will be held on Thursday, April 25, 2019, at 9:30 a.m. local time, at the InterContinental Hotel, Simmonscourt Road, Dublin 4, Ireland.

The purposes of the Extraordinary General Meeting are:

1.	To approve the reduction of Company capital and creation of distributable reserves (special resolution).

2.	Conduct such other business properly brought before the meeting.

The Board recommends that you vote “FOR” Proposal 1. The full text of Proposal 1 is set forth in the accompanying Proxy Statement.

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

Only shareholders of record as of the close of business on March 1, 2019 are entitled to receive notice of and to vote at the Extraordinary General Meeting. If you are a shareholder who is entitled to attend, speak and vote at the Extraordinary General Meeting of Shareholders, then you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy need not be a shareholder. If you wish to appoint as proxy any person other than the individuals specified on the proxy card, please contact Investor Relations at 408.658.1222 or email stx@seagate.com and also note that your nominated proxy must attend the Extraordinary General Meeting in person in order for your votes to be cast.

Please cast your vote by submitting a proxy even if you plan to attend the meeting. You may vote by using the internet, calling by telephone or completing, signing and returning your proxy card by mail. Instructions on how to submit your proxy are set forth in the accompanying Proxy Statement.

Whether or not you plan to attend, we encourage you to vote your shares by submitting a proxy as soon as possible. If you plan to submit a proxy, you must submit your proxy by Internet or telephone or your printed proxy card must be received at the address stated on the proxy card, by no later than 6:59 p.m. Eastern Time (11:59 p.m. local time in Ireland) on April 24, 2019 (or, if you are a beneficial owner, such earlier time as your bank brokerage firm or nominee may require).

If you have any questions about the meetings or require assistance, please call Morrow Sodali LLC, our proxy solicitor, at 1.800.662.5200 (toll-free within the United States) or at 1.203.658.9400 (outside the United States).

By order of the Board,

Katherine E. Schuelke

Senior Vice President, Chief Legal Officer and

Company Secretary

March 7, 2019

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2019

We will rely on the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish proxy materials over the Internet instead of mailing printed copies of those materials to each shareholder. As a result, we are sending our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our Proxy Statement and the proxy card (collectively, the “Proxy Materials”). The Notice also contains instructions on how to request a paper copy of the Proxy Materials. If you have previously elected to receive our Proxy Materials electronically, you will continue to receive these materials via email unless you elect otherwise. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form.

IF YOU ARE A SHAREHOLDER WHO IS ENTITLED TO ATTEND, SPEAK AND VOTE AT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS, THEN YOU ARE ENTITLED TO APPOINT A PROXY OR PROXIES TO ATTEND, SPEAK AND VOTE ON YOUR BEHALF. A PROXY NEED NOT BE A SHAREHOLDER. IF YOU WISH TO APPOINT AS PROXY ANY PERSON OTHER THAN THE INDIVIDUALS SPECIFIED ON THE PROXY CARD, PLEASE CONTACT INVESTOR RELATIONS AT 408.658.1222 OR EMAIL STX@SEAGATE.COM AND ALSO NOTE THAT YOUR NOMINATED PROXY MUST ATTEND THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN PERSON IN ORDER FOR YOUR VOTES TO BE CAST.

i

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about the topics summarized below, please review the entire Proxy Statement.

Extraordinary General Meeting of Shareholders

Date and Time:	Thursday, April 25, 2019 at 9:30 a.m. local time

Place:	InterContinental Hotel Simmonscourt Road Dublin 4, Ireland

Record Date:	March 1, 2019

Voting:	Shareholders as of the close of business on March 1, 2019 (the “Record Date”) are entitled to vote on the proxy proposal. Each ordinary share is entitled to one vote for the proposal.

Attendance:	All shareholders as of the close of business on the Record Date may attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”). You may attend, speak and vote at the meeting even if you have completed and submitted a form of proxy. Your nominated proxy must attend the Extraordinary General Meeting in person in order for your votes to be cast.

Proxy Materials:	The Proxy Materials were first made available to shareholders on or about March 12, 2019.

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

Proposal, Voting Recommendations and Vote Required

The Board recommends that you vote “FOR” Proposal 1, which will be submitted for shareholder approval at the Extraordinary General Meeting.

Proposal:		Vote Required:	Board Recommendation:
1.	Approve the reduction of Company capital and creation of distributable reserves	75% of Votes Cast	FOR

Reduction of Capital

We are asking our shareholders to approve the creation of additional “distributable reserves”, which will increase the amount of reserves available to us to repurchase or redeem our shares or pay dividends or make other distributions to our shareholders, as discussed further below, which requires the affirmative vote of 75% of the votes cast.

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

PROXY STATEMENT

In this Proxy Statement, “Seagate Technology,” “Seagate,” the “Company,” “we,” “us” and “our” refer to Seagate Technology plc, an Irish public limited company. This Proxy Statement and the enclosed proxy card, or the Notice of Internet Availability of Proxy Materials, are first being mailed to shareholders of record at the close of business on March 1, 2019 (the “Record Date”) on or about March 12, 2019.

GENERAL INFORMATION

The following are questions and answers concerning voting and solicitation and other general information.

Why did I receive this Proxy Statement?	We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials (the “Notice”) on or around March 12, 2019 because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Company’s Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”). This Proxy Statement summarizes the information you need to know to vote on an informed basis.

What do I need to do to attend the Extraordinary General Meeting?	All shareholders as of the Record Date are invited to attend the Extraordinary General Meeting. In order to be admitted, you must present a form of personal identification and evidence of share ownership. Shareholders of record may vote in advance by proxy or if they wish to be present in person at the Extraordinary General Meeting, provide identification matching that of a shareholder appearing on the Company’s register, a copy of a share certificate or other evidence of share ownership. If your shares are held beneficially in the name of a bank, broker-dealer, brokerage firm, trust, other similar organization, other holder of record or nominee (i.e., in street name), you may vote in advance by proxy or if you wish to be present in person at the Extraordinary General Meeting, you must bring a bank or brokerage account statement as your proof of ownership of such Seagate shares in addition to a legal proxy obtained from your bank, broker-dealer, brokerage firm, trust, other similar organization or other holder of record or nominee.

Who may vote?	You are entitled to vote if you are a shareholder of record of our ordinary shares at the close of business on the Record Date. On the Record Date, there were 279,247,949 ordinary shares outstanding and entitled to vote. Each ordinary share that you own entitles you to one vote on each matter to be voted on at the Extraordinary General Meeting.

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

How do I vote?	Shareholders of record can cast their votes by proxy by:

•  using the Internet and voting at www.proxyvote.com;

•  calling 1.800.690.6903 and following the telephone prompts; or

•  completing, signing and returning a proxy card by mail to the address indicated on the proxy card, which will then be forwarded to Seagate’s registered office in Ireland electronically.

If you have received a Notice, it contains a control number that will allow you to access the Proxy Statement and the proxy card (collectively, the “Proxy Materials”) online. If you have received a paper copy of our Proxy Materials, a printed proxy card has been enclosed. If you have not received a paper copy of our Proxy Materials and wish to vote by mail, please follow the instructions included in the Notice to obtain a paper proxy card. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form.

The Notice is not a proxy card and it cannot be used to vote your shares.

Shareholders of record may also vote their shares directly by attending the Extraordinary General Meeting and casting their vote in person or appointing one or more proxies (who do not have to be shareholders) to attend the Extraordinary General Meeting and cast votes on their behalf in accordance with the shareholder’s instructions. If you wish to appoint as your proxy any person other than the individuals specified in the proxy card, please contact Investor Relations at 408.658.1222 or email stx@seagate.com.

Beneficial owners can only vote their shares in the manner prescribed by their bank, broker-dealer, brokerage firm, trust or other similar organization or nominee. If you do not receive the voting instructions, please contact your bank, brokerage firm, trust or other similar organization or nominee directly. Beneficial owners who wish to vote in person at the Extraordinary General Meeting must obtain a legal proxy from their bank, broker-dealer, brokerage firm, trust or other similar organization or nominee and hand it in with a signed ballot that is available upon request at the meeting. Beneficial owners will not be able to vote their shares at the Extraordinary General Meeting without a legal proxy and a signed ballot.

In order to be timely processed, your vote must be received by 6:59 p.m. Eastern Time (11:59 p.m. local time in Ireland) on April 24, 2019 (or, if you are a beneficial owner, such earlier time as your bank, brokerage firm or nominee may require).

May I revoke my proxy?

If you are a registered holder of the Company’s shares you may revoke your proxy at any time before it is voted at the Extraordinary General Meeting by:

•  notifying the Company Secretary in writing: c/o Seagate Technology plc at 38/39 Fitzwilliam Square, Dublin 2, Ireland, Attention: Company Secretary;

•  submitting another properly signed proxy card with a later date or another Internet or telephone proxy at a later date but prior to the close of voting described above; or

•  by voting in person at the Extraordinary General Meeting.

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

Merely attending the Extraordinary General Meeting does not revoke your proxy. To revoke a proxy, you must take one of the actions described above.

If you are not a registered holder but your shares are registered in the name of a nominee, you must contact the nominee to revoke your proxy. Merely attending or attempting to vote in person at the Extraordinary General Meeting will not revoke your proxy if your shares are held in the name of a nominee.

How will my proxy get voted?	If your proxy is properly submitted, you are legally designating the person or persons named in the proxy card to vote your shares as you have directed. Unless you name a different person or persons to act as your proxy, Michael R. Cannon and/or Katherine E. Schuelke (the “Company Designees”) shall act as your proxies. If you sign and return your proxy without indicating how your shares are to be voted and name anyone other than a Company Designee as your proxy, that person may vote your shares at their discretion. If you name a Company Designee as your proxy without indicating how your shares are to be voted, the Company Designee shall vote your shares as the Board recommends on the proposal in this Proxy Statement and at their discretion regarding any other matter properly presented for a vote at the Extraordinary General Meeting. The Board currently does not know of any matters to be raised at the Extraordinary General Meeting other than the proposal contained in this Proxy Statement.

Your bank, broker-dealer brokerage firm, trust or other similar organization or nominee is not permitted to vote your shares on “non-routine” matters if it does not receive instructions from you (“broker non-votes”). Broker non-votes will be counted for the purposes of a quorum, but will not be counted as votes for or against the non-routine matters, but rather will be regarded as votes withheld and will not be counted in the calculation of votes for or against the resolution.

Proposal 1 (Reduction of Capital and Creation of Distributable Reserves) is a non-routine matter.

What constitutes a quorum?

The presence (in person or by proxy) of shareholders entitled, as of the Record Date, to exercise a majority of the voting power of the Company at the meeting is necessary to constitute a quorum to conduct business for an extraordinary general meeting of shareholders. Abstentions and broker non-votes are treated as “shares present” for the purposes of determining whether a quorum exists.

What vote is required to approve the proposal?	75% of Votes Cast

Although abstentions and broker non-votes are counted as “shares present” at the Extraordinary General Meeting for the purpose of determining whether a quorum exists, they are not counted as votes cast either “for” or “against” the proposal and, accordingly, do not affect the outcome of the vote.

Who pays the expenses of this Proxy Statement?	We have hired Morrow Sodali LLC (“Morrow”) to assist in the distribution of Proxy Materials and the solicitation of proxies. We expect to pay Morrow a fee for these services estimated at $10,000 plus out-of-pocket expenses. Proxies will be solicited on behalf of our Board by mail, in person, by telephone and through the Internet. We will

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding Proxy Materials to the persons for whom they hold shares.

How will voting be counted on any other matters that may be presented at the Extraordinary General Meeting?	Although we do not know of any matters to be presented or acted upon at the Extraordinary General Meeting other than the items described in this Proxy Statement, if any other matter is proposed and properly and validly presented at the Extraordinary General Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

Board recommendations.	The Board recommends that you vote your shares “FOR” Proposal 1.

Voting procedures and tabulation.	The Board appointed a member of the Company’s Legal Department to serve as inspector of elections at the Extraordinary General Meeting and to make a written report thereof. Prior to the Extraordinary General Meeting, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will ascertain the number of ordinary shares outstanding, determine the ordinary shares represented at the Extraordinary General Meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspector as to the validity of proxies will be final and binding.

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

PROPOSAL REQUIRING YOUR VOTE

PROPOSAL 1 — REDUCTION OF CAPITAL

(Special Resolution)

Background

Proposal 1 seeks shareholder approval to create additional “distributable reserves”, which will increase the amount of reserves available to us to repurchase or redeem our shares, pay dividends or make other distributions to our shareholders, as discussed further below.

Proposal 1 – Reduction of Capital and Creation of Distributable Reserves

As of September 28, 2018, $0.7 billion remained available for share repurchases under our existing repurchase authorization limit. On November 2, 2018, we announced the authorization of an additional $2.3 billion in share repurchases, bringing the aggregate authorized share repurchase program to $3.0 billion. As of December 28, 2018, $2.9 billion remained available for repurchase under the new repurchase authorization limit.

Under Irish law, we may repurchase or redeem our shares, pay dividends or make other distributions to our shareholders only out of our “distributable reserves,” which generally means our accumulated realized profits less accumulated realized losses and includes reserves created by way of capital reduction. It is common for Irish companies to seek shareholder approval to create additional distributable reserves. On July 3, 2010, following the Scheme of Arrangement pursuant to which we reorganized as an Irish public limited company, we undertook a subsequent “reduction of capital” process, creating distributable reserves of approximately $6.2 billion.

Since 2010, we have generated additional distributable reserves through the natural operation of our business. However, we have made distributions to shareholders that include approximately $14.7 billion for dividends paid and share repurchases from July 3, 2010 to December 28, 2018, which has reduced our distributable reserves to approximately $0.6 billion as of December 28, 2018. During the second quarter of our fiscal year 2019, internal subsidiary dividends of $1.2 billion were made to Seagate Technology plc as part of normal business operations and are now available as additional distributable reserves. This brings our total distributable reserves to approximately $1.8 billion.

As of December 28, 2018, we have also accumulated approximately $1.9 billion in share premium. However, share premium is not considered part of distributable reserves under Irish law and hence cannot be used to repurchase shares or to pay dividends. In order to maintain our ability to continue to make distributions to shareholders and to give full effect to the increased authorized share repurchase program, we are seeking shareholder approval to approve this proposal to reduce our company capital by the entire balance of our share premium amount as at December 28, 2018, or such lesser amount as the Board, the Audit Committee or the Irish High Court may determine, to create additional distributable reserves. If this proposal is not approved, we may not be able to maintain our ability to make distributions to shareholders and/or fully consummate our share repurchase program until we generate additional distributable reserves through the natural operation of our business, the extent and timing of which we cannot predict or guarantee.

In this proposal, shareholders are being asked to approve a reduction of our company capital by the entire balance of our share premium of approximately $1.9 billion as of December 28, 2018, or such lesser amount as the Board, the Audit Committee or the Irish High Court may determine, to create additional distributable reserves. In order to effect a reduction of capital, we must seek the Irish High Court’s confirmation of this proposed reduction. If shareholders approve this proposal, we will seek the Irish High Court’s confirmation as soon as practicable. We expect to obtain the Irish High Court’s confirmation within approximately four weeks of making an application, but it may take substantially longer depending on the Court’s schedule and Court vacations.

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

Although we are not aware of any reason why the Irish High Court would not confirm the reduction of capital so as to enable us to create distributable reserves, there is no guarantee of such confirmation. Even if the Irish High Court does confirm the reduction of capital so as to enable us to create distributable reserves, it may take substantially longer than we anticipate. In addition, even if shareholders approve this proposal and the Irish High Court approves the creation of distributable reserves, there is no guarantee that share repurchases and/or share redemptions will occur or that dividends will be paid to shareholders. Share repurchases, if any, and dividend payments will depend on prevailing market and economic conditions, our liquidity requirements, financial position and results of operations, available cash and cash flow, capital and regulatory requirements, ordinary share price, and other factors.

Special Resolution

The text of the resolution in respect of Proposal 1 is as follows:

RESOLVED, as a special resolution that, subject to and with the consent of the Irish High Court:

a) in accordance with the provisions of section 84 of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation), the company capital of the Company be reduced by the entire amount standing to the credit of the Company’s share premium account as at December 28, 2018 (the “Authorized Amount”) or such other lesser amount as the Board, the Audit Committee or the Irish High Court may determine and for the reserve resulting from the cancellation of the share premium to be treated as profits available for distribution as defined by section 117 of the Irish Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation); and

b) the Board, acting through one or more of the Company’s directors, secretaries or executive officers, be and is hereby authorized on behalf of the Company, to proceed to seek the confirmation of the Irish High Court to a reduction of company capital by the Authorized Amount or such lesser amount as the Board, the Audit Committee or the Irish High Court may determine.

Vote Required; Recommendation of the Board

75% of all votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the Extraordinary General Meeting is required to approve Proposal 1.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE REDUCTION OF COMPANY CAPITAL TO CREATE DISTRIBUTABLE RESERVES.

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

SHAREHOLDER PROPOSALS AND NOMINATIONS

We will hold an annual general meeting of shareholders in 2019 (“2019 Annual General Meeting of Shareholders”) regardless of the outcome of the Extraordinary General Meeting, or whether or not it has been held. You may submit proposals, including recommendations of director candidates, for consideration at such future meeting, as follows:

For inclusion in our proxy materials — Shareholders are eligible to present proper proposals for inclusion in our Proxy Statement and for consideration at the 2019 Annual General Meeting of Shareholders by submitting their proposals in writing to the Company Secretary in a timely manner. In order to be included in the Proxy Statement for the 2019 Annual General Meeting of Shareholders, shareholder proposals must be received by us at our registered office at 38/39 Fitzwilliam Square, Dublin 2, Ireland, Attn: Company Secretary no later than May 13, 2019, and must otherwise have complied with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

To be brought at our 2019 Annual General Meeting of Shareholders — In addition, you can find in our Articles of Association the notice procedure for shareholders who wish to present certain matters, including nominations for the election of directors, at an annual general meeting of shareholders.

Our Articles of Association set forth procedures to be followed by shareholders who wish to nominate candidates for election to the Board in connection with the annual general meetings of shareholders or who wish to bring other business before a shareholders’ general meeting. All such nominations must be accompanied by certain background and other information specified in our Articles of Association. A shareholder wishing to nominate a director for the 2019 Annual General Meeting of Shareholders must provide written notice to the Company Secretary of their intention to make such nomination no earlier than April 13, 2019 and no later than May 13, 2019, that is by a date not less than 120 nor more than 150 days before the anniversary of the mailing of the Proxy Statement for our 2018 Annual General Meeting of Shareholders. If the date of the 2019 Annual General Meeting of Shareholders occurs more than 30 days before or after the anniversary of the 2018 Annual General Meeting of Shareholders, then the written notice must be provided to the Company Secretary not earlier than the 150th day prior to the date of the 2019 Annual General Meeting of Shareholders and not later than the later of the 120th day prior to the date of the 2019 Annual General Meeting of Shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made.

Unless a shareholder who wishes to bring business before the 2019 Annual General Meeting of Shareholders outside the processes of Rule 14a-8 (other than a nomination as outlined above, and subject to applicable rules) provides written notice of such business received by the Company Secretary, at the address specified above, no later than July 27, 2019, the Company-designated proxy holders will have discretionary authority to vote on any such proposal at the 2019 Annual General Meeting of Shareholders with respect to all proxies submitted to us, even when we do not include in our Proxy Statement advice on the nature of the matter and how the Company-designated proxy holders intend to exercise their discretion to vote on the matter. If the date of the 2019 Annual General Meeting of Shareholders occurs more than 30 days before or after the anniversary of the 2018 Annual General Meeting of Shareholders, then such notice must be received by the Company Secretary, at the address specified above, not later than the later of the 75th day prior to the date of the 2019 Annual General Meeting of Shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must include a description of the proposed item and the reasons the proposing shareholder believes its position concerning the item. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our 2019 Proxy Statement.

The Nominating and Corporate Governance Committee of the Board will consider all shareholder recommendations for candidates for Board membership, which should be sent to such Committee, care of the Company Secretary, at the address set forth above. In addition to considering candidates recommended by

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

shareholders, the Nominating and Corporate Governance Committee of the Board considers potential candidates recommended by current directors, officers, employees and others. As stated in our Corporate Governance Guidelines, all candidates for Board membership are selected based upon their professional experience, recognized achievement in his or her respective field, willingness to make the commitment of time and effort required, good judgment, strength of character, reputation for integrity and personal and professional ethics, and an independent mind. Candidates recommended by shareholders are evaluated in the same manner as director candidates identified by any other means.

Irish law provides that any shareholder or shareholders holding not less than 50% of the paid-up share capital of the Company carrying voting rights may convene an extraordinary general meeting of the Company. Irish law also provides any shareholder or shareholders holding not less than 10% of the paid-up share capital of the Company carrying voting rights may requisition the directors to call an extraordinary general meeting at any time. The shareholders who wish to requisition an extraordinary general meeting must deposit a written notice at Seagate’s registered office, which is signed by the shareholders requisitioning the meeting and states the objects of the meeting. If the directors do not within 21 days of the date of deposit of the requisition proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting but any meeting so convened cannot be held after the expiration of three months from the date of deposit of the requisition. These provisions of Irish law are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

If a shareholder wishes to communicate with the Board for any other reason, all such communications should be sent in writing, care of the Company Secretary, at the address set forth above.

DISCLOSURE OF INTERESTS

Under the Irish Companies Act 2014, persons must notify us if, as a result of a transaction, they will become interested in 3% or more of our shares or, if as a result of a transaction, the person who was interested in 3% or more of our shares ceases to be so interested. Where a person is interested in 3% or more of our shares, that person must notify us of any alteration in his or her interest that brings his or her total interest through the nearest whole percentage, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of that person’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the person’s interests that gave rise to the notification requirement. If a person fails to comply with these notification requirements, the person’s interest with respect to any of our ordinary shares that it holds will not be enforceable, either directly or indirectly. However, such person may apply to the Irish High Court to have the rights attaching to such shares reinstated.

HOUSEHOLDING

SEC rules permit a single set of proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure is referred to as “householding.” While we do not household in mailings to our shareholders of record, a number of brokerage firms with account holders who are our shareholders have instituted householding. In these cases, a single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her

SEAGATE TECHNOLOGY PLC	Proxy Statement

NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT

consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate Proxy Statement, he or she should notify his or her broker. Any shareholder can receive a copy of the Proxy Statement by contacting the Company at Investor Relations, Seagate Technology plc, 10200 S. De Anza Boulevard, Cupertino, California 95014. Shareholders who hold their shares through a broker or other nominee who currently receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. The SEC maintains an internet website at www.sec.gov that contains periodic and current reports, proxy and information statements, and other information regarding registrants that are filed electronically with the SEC.

These documents are also available, free of charge, through the Investors section of our website, which is located at www.seagate.com. The reference to our website address does not constitute incorporation by reference of the information contained on our website.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Extraordinary General Meeting. If any other matters properly come before the Extraordinary General Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

By Order of the Board,

Katherine E. Schuelke Senior Vice President, Chief Legal Officer and Company Secretary

March 7, 2019

SEAGATE TECHNOLOGY PLC	Proxy Statement

SEAGATE
SEAGATE TECHNOLOGY PLC 38/39 FITZWILLIAM SQUARE DUBLIN 2, IRELAND
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 6:59 PM Eastern Time on April 24, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials, including notices of shareholder meetings, electronically in future years.
SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 6:59 PM Eastern Time on April 24, 2019. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717, which must be received by 6:59 PM Eastern Time on April 24, 2019.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E57381-S81859
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
SEAGATE TECHNOLOGY PLC (the “Company”)
Any shareholder entitled to attend, speak and vote at the Extraordinary General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a shareholder from attending, speaking and voting at the meeting in person.
The Board of Directors recommends you vote FOR the following proposal:
1. Approve the reduction of Company capital and creation of distributable reserves (special resolution).
For Against Abstain
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
You can instruct your proxy not to vote on a resolution by inserting an “x” in the box under “Abstain”. Please note that an abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for and against a resolution.
In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting.
Yes No
Please indicate if you plan to attend this meeting.
! !
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders:
The Notice and Proxy Statement is available at www.proxyvote.com.
E57382-S81859
SEAGATE TECHNOLOGY PLC
Extraordinary General Meeting of Shareholders April 25, 2019 9:30 AM Local Time InterContinental Hotel Simmonscourt Road Dublin 4 Ireland
This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Michael R. Cannon and Katherine E. Schuelke, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Seagate Technology plc that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders, and any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Extraordinary General Meeting of Shareholders and at any adjournment or postponement thereof. In the event of a vote on a show of hands on any other matter properly coming before the Extraordinary General Meeting of Shareholders, Michael R. Cannon and Katherine E. Schuelke, or each of them, shall be entitled to vote the undersigned’s shares, as designated on the reverse side hereof.
THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE GIVEN HEREIN, THEN THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE
The signer hereby acknowledge(s) receipt of the Notice of the Extraordinary General Meeting of Shareholders and accompanying Proxy Statement.
Continued and to be signed on reverse side